EXHIBIT (10)(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Supplement to the Statement of Additional Information and to the use of our reports: (1) dated March 28, 2008, with respect to the statutory-basis financial statements and schedules of Transamerica Occidental Life Insurance Company, (2) dated March 28, 2008, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (3) dated August 5, 2008, with respect to the statutory-basis financial statements and schedules of Life Investors Insurance Company of America and (4) dated March 21, 2008, with respect to the financial statements of the subaccounts of Separate Account VA-2L, which are available for investment by contract owners of the Dreyfus/Transamerica Triple Advantage Variable Annuity, included in Amendment No. 33 to the Registration Statement (Form N-4 No. 811-07042) under the Investment Company Act of 1940 and related Supplement to the Statement of Additional Information of Dreyfus/Transamerica Triple Advantage Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

September 26, 2008